UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2020

VAREX IMAGING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37860	81-3434516
(Commission File Number)	(IRS Employer Identification No.)

1678 S. Pioneer Road, Salt Lake City, Utah	84104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 972-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VREX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b - 2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On February 11, 2020, Varex Imaging Corporation (the “Company”) announced that its Senior Vice President and Chief Financial Officer, Clarence R. Verhoef, plans to retire in 2020.

In connection with his retirement and transition from Chief Financial Officer, on February 11, 2020, the Compensation and Management Development Committee of the Board of Directors of the Company approved the following compensation arrangement for Mr. Verhoef in his role as a non-executive employee of the Company, to be effective as of the date a successor has been appointed (the “Transition Date”):

•	For a period of up to 12 months following the Transition Date, base salary of approximately $394,000 per year, continued health benefits, and continued vesting of equity grants received prior to the Transition Date.

•	For a further period of up to 12 months, base salary of $60,000 per year and continued vesting of equity grants received prior to the Transition Date.

In addition, on February 13, 2019, at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company, the Company’s stockholders approved the Varex Imaging Corporation 2020 Omnibus Stock Plan (the “2020 Stock Plan”).

A summary of the 2020 Stock Plan is set forth in the proxy statement on Schedule 14A filed on January 2, 2020 (the “Proxy Statement”). That summary and the foregoing description are qualified in their entirety by reference to the text of the 2020 Stock Plan, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The final results for the votes of the Annual Meeting regarding each proposal voted on at the Annual Meeting are set forth in the following tables. Each of these proposals is described in detail in the Proxy Statement.

Proposal One:

The Company’s stockholders elected Jocelyn D. Chertoff, Ruediger Naumann-Etienne, and Sunny S. Sanyal to serve as directors until the 2022 Annual Meeting of Stockholders:

	For	Withheld Authority	Abstain	Broker Non-Votes
Jocelyn D. Chertoff	33,273,953	246,545	67,493	2,490,501
Ruediger Naumann-Etienne	33,222,705	297,516	67,770	2,490,501
Sunny S. Sanyal	33,420,763	99,575	67,653	2,490,501

Proposal Two:

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s executive officers as disclosed in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
31,419,007	2,105,150	63,834	2,490,501

Proposal Three:

The Company’s stockholders approved the 2020 Stock Plan:

For	Against	Abstain	Broker Non-Votes
25,142,323	8,375,100	70,568	2,490,501

Proposal Four:

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2020:

For	Against	Abstain
35,718,240	304,203	56,049

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
10.1	Varex Imaging Corporation 2020 Omnibus Stock Plan and related forms of award agreements
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAREX IMAGING CORPORATION

Dated: February 14, 2020	By:	/s/ Kimberley E. Honeysett
Kimberley E. Honeysett
Senior Vice President, General Counsel and Corporate Secretary